PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST
PUTNAM CLOSED-END PROXY

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

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FOR IMMEDIATE RELEASE

ANNUAL MEETING OF PUTNAM CLOSED-END FUND SHAREHOLDERS
TO BE HELD ON APRIL 24, 2020 SOLELY BY MEANS OF
REMOTE COMMUNICATION

BOSTON, MA, April 15, 2020 – In light of public health concerns regarding the coronavirus pandemic and to support the well-being of our shareholders and communities, Putnam Investments announced today that the Annual Meeting of Shareholders (the “Meeting”) for each of the Putnam closed-end funds listed below (each, a “Fund”) will be conducted solely by means of remote communication at its previously appointed time of Friday, April 24, 2020 at 11:00 a.m. ET. Shareholders will not be able to attend their Fund’s Meeting in person.

• Putnam Managed Municipal Income Trust (NYSE: PMM)

• Putnam Master Intermediate Income Trust (NYSE: PIM)

• Putnam Municipal Opportunities Trust (NYSE: PMO)

• Putnam Premier Income Trust (NYSE: PPT)

Shareholders are urged to vote their shares in advance of the Meetings by signing and returning their proxy cards previously distributed to them or, alternatively, by voting online or by telephone following the instructions and using the voting control number that appears on their proxy cards. The proxy cards will not be updated to reflect that the meeting will be conducted solely by means of remote communication.

Any shareholder wishing to participate in a Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of February 6, 2020, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Thursday, April 23, 2020 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

If you held Fund shares through an intermediary (such as a broker-dealer) as of February 6, 2020, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Thursday, April 23, 2020 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of February 6, 2020 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held, and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The Funds’ Proxy Statement is available at
www.putnam.com/static/pdf/email/putnamfunds2020-proxy-statement. pdf.

Shareholder Contact: 1-800-225-1581

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